UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   February 21, 2006
                                                   -----------------

             Nelnet Student Loan Trust 2006-1, Issuing Entity (Exact
                 name of registrant as specified in its charter)
                   Nelnet Student Loan Funding, LLC, Depositor
                              Nelnet, Inc., Sponsor

            Delaware                333-128658-01               75-2997993
            --------                -------------               ----------
  (State of other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska             68508
-----------------------------------------------------------  -------------
               (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (402) 434-7140
                                                   ---------------

     -----------------------------------------------------------------------
         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) un the Exchange Act (17 CFR240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Nelnet Student Loan Funding, LLC ("Nelnet Funding") entered into a Trust Agreement with Wells Fargo Delaware Trust Company, as Delaware Trustee (the "Trust Agreement"), as of February 1, 2006, creating Nelnet Student Loan Trust 2006-1. Effective February 21, 2006, Nelnet Student Loan Trust 2006-1 entered into an Indenture of Trust dated as of February 1, 2006, with Zions First National Bank, as indenture trustee and eligible lender trustee (the "Indenture"). On February 14, 2006, Nelnet Funding entered into an Underwriting Agreement among Nelnet Funding, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the underwriters (the "Underwriting Agreement"). In addition, Nelnet Student Loan Trust 2006-1 entered into an ISDA Master Agreement, together with the related Schedule, Confirmation and Credit Support Annex, dated as of February 21, 2006, with Deutsche Bank, AG, acting through its New York Branch (the "Currency Swap Agreement"). The Trust Agreement, the Indenture, the Underwriting Agreement and the Currency Swap Agreement were executed in connection with Nelnet Student Loan Trust 2006-1's issuance of $2,000,000,000 of its student loan asset-backed notes on February 21, 2006. The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on February 16, 2006. Nelnet Student Loan Trust 2006-1 used $1,454,288,492 of the net proceeds from the sale of the notes to purchase student loans originated under the Federal Family Education Loan Program.

        The following agreements were also executed and delivered as of February 1, 2006 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2006-1 acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Funding, acting by and through Zions First National Bank as eligible lender trustee; (b) the Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2006-1 and Nelnet Funding; (c) the Subservicing Agreement by and between National Education Loan Network, Inc. and Nelnet, Inc.; and (d) the Administration Agreement among Nelnet Student Loan Trust 2006-1, Wells Fargo Delaware Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Student Loan Funding, LLC, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the underwriters, dated as of February 14, 2006 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Trust 2006-1 and Zions First National Bank, dated as of February 1, 2006 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wells Fargo Delaware Trust Company, as Delaware trustee, dated as of February 1, 2006 (filed herewith).

5.1 Opinion and consent of Kutak Rock LLP, dated as of February 21, 2006, with respect to due authorization, enforceability and legality of the Notes (filed herewith).

5.2 Opinion of Richards, Layton & Finger, P.A., dated as of February 21, 2006 with respect to due authorization of the notes (filed herewith).

8.1 Opinion of Kutak Rock LLP, dated as of February 21, 2006, with respect to certain federal income tax matters (contained in Exhibit 5.1).

23.1    Consent of Kutak Rock LLP, dated as of February 21, 2006 (contained in
        Exhibit 5.1).

23.2 Consent of Richards Layton & Finger, P.A., dated as of February 21, 2006 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2006-1, acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Student Loan Funding, LLC, acting by and through Zions First National Bank as eligible lender trustee, dated as of February 1, 2006 (filed herewith).

99.2 Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2006-1 and Nelnet Student Loan Funding, LLC, dated as of February 1, 2006 (filed herewith).

99.3 Subservicing Agreement dated as of February 1, 2006, between National Education Loan Nework, Inc. and Nelnet, Inc. (filed herewith).

99.4 Administration Agreement among Nelnet Student Loan Trust 2006-1, Wells Fargo Delaware Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc., dated as of February 1, 2006 (filed herewith).

99.5 ISDA Master Agreement dated as of February 21, 2006, between Nelnet Student Loan Trust 2006-1 and Deutsche Bank AG, acting through its New York Branch, together with the related Schedule, Confirmation and Credit Support Annex (filed herewith).


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NELNET STUDENT LOAN TRUST
                                         2006-1

                                         By:  NELNET STUDENT LOAN FUNDING, LLC,
                                         Depositor


                                         By:  NELNET STUDENT LOAN FUNDING
                                             MANAGEMENT CORPORATION, as Manager



                                         By: /s/ Jeffrey Noordhoek
                                            ------------------------------------
                                                 Jeffrey Noordhoek
                                                 Vice President

Dated:  February 24, 2006


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                                  EXHIBIT INDEX



               Exhibit


(1.1)   Underwriting Agreement

(4.1)   Indenture of Trust

(4.2)   Trust Agreement

(5.1) Opinion and consent regarding due authorization, enforceability and legality of the notes

(5.2)   Opinion regarding due authorization of the notes

(23.2)  Consent of Richards Layton & Finger, P.A.

(99.1)  Loan Purchase Agreement

(99.2)  Master Servicing Agreement

(99.3)  Subservicing Agreement

(99.4)  Administration Agreement

(99.5) ISDA Master Agreement together with Schedule, Confirmation and Credit Support Annex